Filed pursuant to Rule 497(a)

Registration File No. 333-266323

Rule 482ad

Blackstone Secured Lending Fund Prices Public Offering of

$300.0 million 5.350% Unsecured Notes due 2028

NEW YORK—(BUSINESS WIRE)—December 11, 2024—Blackstone Secured Lending Fund (NYSE:BXSL) (“BXSL” or the “Company”) announced today that it has priced an underwritten public offering of $300.0 million in aggregate principal amount of 5.350% notes due 2028 (the “notes”). The notes will mature on April 13, 2028 and may be redeemed in whole or in part at BXSL’s option at the applicable redemption price.

The notes will be a further issuance of the Company’s 5.350% notes due 2028 that the Company issued on October 15, 2024 in an aggregate principal amount of $400.0 million (the “existing notes”). The notes will be treated as a single series with the existing notes and will have the same terms as the existing notes (except the issue date and offering price). The notes will have the same CUSIP number and will be fungible and rank equally with the existing notes. Upon the issuance of the notes, the Company will have $700.0 million aggregate principal amount of 5.350% notes due 2028 outstanding.

The Company expects to use the net proceeds from this offering for general corporate purposes, which may include, among other things, investing in accordance with our investment objectives and strategies described in the prospectus supplement and the accompanying prospectus in greater detail and repaying indebtedness (which will be subject to reborrowing).

Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc. are acting as joint book-running managers for this offering. The offering is expected to close on December 16, 2024, subject to customary closing conditions.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The pricing term sheet dated December 11, 2024, the preliminary prospectus supplement dated December 11, 2024 and the accompanying prospectus dated July 26, 2022, each of which have been or will be filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of BXSL and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

An effective shelf registration statement relating to these securities is on file with the SEC and is effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from the website of the SEC at www.sec.gov or from Citigroup Global Markets Inc. at c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717 or toll-free at 1-800-831-9146 or by e-mail at prospectus@citi.com; J.P. Morgan Securities LLC at 383 Madison Avenue, New York, New York 10179, Attention: Investment Grade Syndicate Desk, 3rd Floor or by calling collect at 1-212-834-4533; Morgan Stanley & Co. LLC at 180 Varick St., 2nd Floor, New York, New York 10014, Attn: Prospectus Department or toll-free at 1-800-584-6837; SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, collect at +1-212-224-5135 or Truist Securities, Inc. at 50 Hudson Yards, 70th Floor, New York, NY 10001, Attn: Prospectus Dept  or toll-free at 1-800-685-4786 or TruistSecurities.prospectus@Truist.com.

About Blackstone Secured Lending Fund

Blackstone Secured Lending Fund (NYSE:BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of September 30, 2024, BXSL’s fair value of investments was approximately $12.0 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC-registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with over $1.1 trillion of assets under management as of September 30, 2024.

Forward-Looking Statements and Other Matters

Certain information contained in this communication constitutes “forward-looking statements.” These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

Contacts

Investors

Stacy Wang, Head of Stakeholder Relations

Blackstoneshareholderrelations@blackstone.com

+1 888-756-8443

Media

Thomas Clements

Thomas.Clements@blackstone.com

+1 646-482-6088